LEGAL PROCEEDINGS ETFMG

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief.  ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.